SCHEDULE 14A
(PARAGRAPH) 40,151]  Information Required by
Proxy Statement Reg. (SEC) 240.14a-101.


                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                      (Amendment No.  )



Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [
] Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission
Only (as
permitted by
       Rule 14a-6(e)(2))
[ x ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to SEC 240.14a-
11(c) or
SEC
       240.14a-12

                       BERWYN INCOME FUND, INC.
       (Name of Registrant as Specified In Its
Charter)

                         KEVIN M.RYAN
          (Name of Person(s) Filing Proxy
Statement,
            if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ x ]  No fee required.
[   ]  Fee computed on table below per Exchange Act
Rules
14a-6(I)(1)and 0-11.

1) Title of each class of securities to which
transaction applies:
________________________________________________

2) Aggregate number of securities to which
transaction applies:
_________________________________________________

3) Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-
11 (set forth the amount on which the filing fee is
calculated and state how it was determined):
__________________________________________________

4) Proposed maximum aggregate value of transaction:
__________________________________________________

5) Total fee paid:
__________________________________________________

[   ] Fee paid previously with preliminary
materials.
[   ] Check box if any part of the fee is offset as
provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:
______________________________________________________
________


2) Form, Schedule or Registration Statement No.: